UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2006 (August 7, 2006)

GTx, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

Delaware	000-50549	62-1715807
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
3 N. Dunlap Street
Van Vleet Building
Memphis, Tennessee 38163
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (901) 523-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES

Item 8.01. Other Events.
     On August 7, 2006, Dr. Mitchell S. Steiner, Chief Executive Officer of GTx, Inc. (the “Company”), and his spouse terminated the sales plan previously established pursuant to the guidance specified by Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended. The terminated sales plan was initially established by Dr. Steiner and his spouse to sell up to a maximum of 500,000 shares of the Company’s common stock in open market transactions at prevailing prices. Nothing herein should be construed to require the Company to report future Rule 10b5-1 trading plans by officers or directors of the Company, nor to report modifications, terminations, transactions or other activities under any such Rule 10b5-1 trading plans.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.
	By:	/s/ Henry P. Doggrell
Henry P. Doggrell,
Dated: August 9, 2006		Vice President, General Counsel/Secretary